                                                                   Exhibit 10.13



                      ONESOURCE INFORMATION SERVICES, INC.

              Amendment No. 2 to 1999 Employee Stock Purchase Plan

                                 July 18, 2000

The 1999 Employee Stock Purchase Plan (the "Plan") is hereby amended as follows:

2. The first paragraph of Article 5 is hereby deleted its entirety and replaced with the following:

         "The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on June 1, 1999 and shall end on January 31, 2000. The second Payment Period will commence on February 1, 2000 and shall end on July 31, 2000. The third Payment Period will commence on August 1, 2000 and shall end on February 28, 2001. For the remainder of the duration of the Plan, Payment Periods shall consist of the six-month periods commencing on March 1, and September 1 and ending on August 31 and February 28, respectively, of each calendar year."

In all other respects, the Plan is hereby affirmed and shall remain in full force and effect.


                  [Remainder of Page Intentionally Left Blank.]

                                 ONESOURCE INFORMATION SERVICES, INC.



                                 By: /s/ Roy D. Landon
                                    ---------------------------------
                                    Name:  Roy D. Landon
                                    Title: Senior Vice President and
                                           Chief Financial Officer